                                                                      Exhibit 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 333-49703) of
W. R. Grace & Co. of our report dated June 18, 1999 appearing on page F-1 of the Annual Report of the W. R. Grace & Co. Salaried Employees Savings and Investment Plan on Form 11-K for the year ended December 31, 1998.


PRICEWATERHOUSECOOPERS LLP

/s/ PRICEWATERHOUSECOOPERS LLP

Ft. Lauderdale, Florida
June 28, 1999